Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
	(unaudited; dollars and units in millions, except per unit amounts)

Operating revenue	$1,004.8	$760.5	$2,957.0	$2,411.9
Operating expenses
Cost of natural gas	824.5	625.3	2,443.8	2,002.2
Operating and administrative	67.3	52.6	197.8	157.5
Power	19.7	14.2	54.0	39.9
Depreciation and amortization	31.7	23.4	89.2	70.3
	943.2	715.5	2,784.8	2,269.9

Operating income	61.6	45.0	172.2	142.0

Interest expense	(22.2)	(21.4)	(65.8)	(64.3)
Rate refunds	(12.0)	—	(12.0)	—
Other income (expense)	0.2	(0.1)	2.2	1.7
Net income	$27.6	$23.5	$96.6	$79.4
Net income allocable to common and i-units	$22.1	$18.8	$80.1	$65.1
Net income per common and i-unit	$0.39	$0.38	$1.45	$1.39
Weighted average common and i-units outstanding	55.7	48.9	55.1	46.8

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
	(unaudited; dollars in millions)

Net income	$27.6	$23.5	$96.6	$79.4
Unrealized gain (loss) on derivative financial instruments	(47.7)	20.2	(72.6)	(42.9)
Comprehensive (loss) income	$(20.1)	$43.7	$24.0	$36.5

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2004	2003
	(unaudited; dollars in millions)

Cash provided by operating activities
Net income	$96.6	$79.4
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	89.2	70.3
Hedge transaction ineffectiveness	1.4	—
Environmental liabilities	(2.0)	—
Other	0.2	(0.2)
Changes in operating assets and liabilities:
Receivables, trade and other	(30.1)	5.6
Due from General Partner and affiliate	7.2	—
Accrued receivables	(39.7)	(70.5)
Current and long-term other assets	(36.7)	(15.4)
Due to General Partner and affiliates	4.7	(6.2)
Accounts payable and other	55.1	(30.6)
Accrued purchases	48.5	81.8
Interest payable	25.5	21.2
Property and other taxes payable	6.0	1.5
Net cash provided by operating activities	$225.9	$136.9

Cash used in investing activities
Additions to property, plant and equipment	(174.6)	(92.9)
Changes in construction payables	0.8	(4.5)
Asset acquisitions, net of cash acquired	(139.9)	(0.5)
Other	0.3	—
Net cash used in investing activities	$(313.4)	$(97.9)

Cash provided by (used in) financing activities
Proceeds from unit issuance, net	194.2	169.0
Distributions to partners	(140.4)	(115.6)
Borrowings under debt agreements	2,042.8	396.3
Repayments of debt	(1,979.5)	(154.0)
Repayments to General Partner and affiliates	—	(316.0)
Other	—	(0.1)
Net cash provided by (used in) financing activities	$117.1	$(20.4)

Net increase in cash and cash equivalents	$29.6	$18.6
Cash and cash equivalents at beginning of period	$64.4	$60.3
Cash and cash equivalents at end of period	$94.0	$78.9

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30, 2004	December 31, 2003
	(unaudited; dollars in millions)

ASSETS
Current assets
Cash and cash equivalents	$94.0	$64.4
Receivables, trade and other, net of allowance for doubtful accounts of $3.6 in 2004 and $2.9 in 2003	76.4	46.3
Due from General Partner and affiliates	—	7.2
Accrued receivables	289.4	249.7
Other current assets	90.2	41.2
	550.0	408.8

Property, plant and equipment, net	2,693.7	2,465.6
Other assets, net	25.5	22.9
Goodwill	257.0	257.3
Intangibles, net	74.8	77.2
	$3,601.0	$3,231.8

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$6.5	$1.8
Accounts payable and other	155.2	85.1
Accrued purchases	279.1	230.6
Interest payable	25.6	6.8
Property and other taxes payable	24.5	18.3
Current maturities and short-term debt	31.0	246.0
	521.9	588.6

Long-term debt	1,435.7	1,155.8
Loans from General Partner and affiliates	139.8	133.1
Commitments, contingencies and environmental liabilities	6.4	7.9
Deferred credits	106.1	33.1
	2,209.9	1,918.5
Partners’ capital
Class A common units (Units issued—44,296,134 in 2004 and 40,166,134 in 2003)	1,036.0	914.9
Class B common units (Units issued—3,912,750 in 2004 and 2003)	67.8	64.2
i-units (Units issued—10,677,833 in 2004 and 10,062,170 in 2003)	392.8	370.7
General Partner	31.1	27.5
Accumulated other comprehensive loss	(136.6)	(64.0)
	1,391.1	1,313.3
	$3,601.0	$3,231.8

NET INCOME PER COMMON AND i-UNIT

Net income per common and i-unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.’s. (the “General Partner”) allocation, by the weighted average number of Class A and Class B common units and i-units outstanding. The General Partner’s allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to incentive distributions and an amount required to reflect depreciation on the General Partner’s historical cost basis for assets contributed upon formation of the Partnership. There are no dilutive securities. Net income per common and i-unit was determined as follows:

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
	(dollars and units in millions, except per unit amounts)

Net income	$27.6	$23.5	$96.6	$79.4
Allocations to the General Partner:
Net income	(0.5)	(0.5)	(1.9)	(1.6)
Incentive distributions	(5.0)	(4.2)	(14.5)	(12.6)
Historical cost depreciation adjustments	—	—	(0.1)	(0.1)
Net income allocable to common and i-units	$22.1	$18.8	$80.1	$65.1
Weighted average common and i-units outstanding	55.7	48.9	55.1	46.8
Net income per common and i-unit	$0.39	$0.38	$1.45	$1.39

SEGMENT INFORMATION

Effective June 30, 2004, the Partnership changed its reporting segments. The Natural Gas Transportation segment was combined with the Gathering and Processing segment to form one new segment called “Natural Gas”. Liquids Transportation was renamed to “Liquids” and there were no changes to the Marketing segment. These changes were a result of newly stated internal performance measures for the Partnership. The new segments are consistent with how management makes resource allocation decisions, evaluates performance, and furthers the achievement of the Partnership’s long-term objectives. Financial information for prior periods was reclassified to reflect the new segmentation.

The following tables present certain financial information relating to the Partnership’s business segments (dollars in millions):

	As of and for the three months ended September 30, 2004
	Liquids	Natural Gas	Marketing	Corporate	Total

Total revenue	$107.1	$659.0	$659.6	$—	$1,425.7
Less: Intersegment revenue	—	384.1	36.8	—	420.9
Operating revenue	107.1	274.9	622.8	—	1,004.8
Cost of natural gas	—	204.2	620.3	—	824.5
Operating and administrative	32.0	33.3	0.8	1.2	67.3
Power	19.7	—	—	—	19.7
Depreciation and amortization	17.6	14.0	—	0.1	31.7
Operating income	37.8	23.4	1.7	(1.3)	61.6
Interest expense	—	—	—	(22.2)	(22.2)
Rate refunds	—	—	—	(12.0)	(12.0)
Other income (expense)	—	—	—	0.2	0.2
Net income	$37.8	$23.4	$1.7	$(35.3)	$27.6
Capital expenditures (excluding acquisitions)	$29.8	$71.8	$—	$2.2	$103.8

	As of and for the three months ended September 30, 2003
	Liquids	Natural Gas	Marketing	Corporate	Total

Total revenue	$83.8	$501.4	$499.4	$—	$1,084.6
Less: Intersegment revenue	—	279.0	45.1	—	324.1
Operating revenue	83.8	222.4	454.3	—	760.5
Cost of natural gas	—	173.1	452.2	—	625.3
Operating and administrative	26.5	24.9	0.5	0.7	52.6
Power	14.2	—	—	—	14.2
Depreciation and amortization	14.4	9.0	—	—	23.4
Operating income	28.7	15.4	1.6	(0.7)	45.0
Interest expense	—	—	—	(21.4)	(21.4)
Rate refunds	—	—	—	—	—
Other income (expense)	—	—	—	(0.1)	(0.1)
Net income	$28.7	$15.4	$1.6	$(22.2)	$23.5
Capital expenditures (excluding acquisitions)	$33.1	$13.6	$—	$0.6	$47.3

	As of and for the nine months ended September 30, 2004
	Liquids	Natural Gas	Marketing	Corporate	Total

Total revenue	$301.5	$1,953.9	$1,921.0	$—	$4,176.4
Less: Intersegment revenue	—	1,109.4	110.0	—	1,219.4
Operating revenue	301.5	844.5	1,811.0	—	2,957.0
Cost of natural gas	—	639.8	1,804.0	—	2,443.8
Operating and administrative	93.2	99.0	2.4	3.2	197.8
Power	54.0	—	—	—	54.0
Depreciation and amortization	50.5	38.6	—	0.1	89.2
Operating income	103.8	67.1	4.6	(3.3)	172.2
Interest expense	—	—	—	(65.8)	(65.8)
Rate refunds	—	—	—	(12.0)	(12.0)
Other income (expense)	—	—	—	2.2	2.2
Net income	$103.8	$67.1	$4.6	$(78.9)	$96.6
Total assets	$1,665.8	$1,653.0	$252.7	$29.5	$3,601.0
Goodwill	$—	$236.6	$20.4	$—	$257.0
Capital expenditures (excluding acquisitions)	$56.6	$114.5	$—	$3.5	$174.6

	As of and for the nine months ended September 30, 2003
	Liquids	Natural Gas	Marketing	Corporate	Total

Total revenue	$251.0	$1,546.1	$1,551.9	$—	$3,349.0
Less: Intersegment revenue	—	855.9	81.2	—	937.1
Operating revenue	251.0	690.2	1,470.7	—	2,411.9
Cost of natural gas	—	541.7	1,460.5	—	2,002.2
Operating and administrative	79.8	74.0	1.3	2.4	157.5
Power	39.9	—	—	—	39.9
Depreciation and amortization	43.3	26.9	0.1	—	70.3
Operating income	88.0	47.6	8.8	(2.4)	142.0
Interest expense	—	—	—	(64.3)	(64.3)
Rate refunds	—	—	—	—	—
Other income (expense)	—	—	—	1.7	1.7
Net income	$88.0	$47.6	$8.8	$(65.0)	$79.4
Total assets	$1,535.8	$1,181.3	$203.6	$40.8	$2,961.5
Goodwill	$—	$219.0	$20.3	$—	$239.3
Capital expenditures (excluding acquisitions)	$53.1	$37.3	$0.1	$2.4	$92.9